SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

October 7, 2005

(Date of Report)

September 30, 2005

(Date of Earliest Event Reported)

AIMS Worldwide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	333-86711 Commission File Number	87-0567854 (IRS Employer I.D. No.)

10400 Eaton Place #450

Fairfax, VA 22030

 (Address of Principal Executive Offices)

703-621-3875

 (Registrant's Telephone Number)

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

OTHER EVENTS

On February 14, 2005, the Company filed a report on Form 8-K to report the completion of its acquisition of Prime Time Cable, Inc.  Although not required, the Company filed a report on Form 8-K to provide the audited financial statements of Prime Time Cable, Inc.  This Form 8-K/A is being filed to include the Pro-Forma financial statements.

On February 1, 2005 AIMS Worldwide, Inc. completed its previously announced plan to acquire certain assets of Prime Time Cable, Inc.  The transaction included the purchase of field-deployed cable TV service equipment consisting of cable wire, head-end facilities and routing; equipment inventory; customer lists that include cable program subscription fees; contractual backlogs to design, construct and manage cable systems for at least 1,100 additional subscribers by the end of 2005; various intellectual property; office equipment; fleet vehicles; vendor agreements; operating leases; employment arrangements with staff; and membership interest in three LLCs.

The purchase price for the transaction was $1,850,000 in cash and stock. The cash portion payable at closing was $150,000, an additional $50,000 in four installments paid by August 31, 2005 in consideration of a non-compete agreement with the seller, and $100,000 plus 5% simple interest on each of the anniversary dates of closing in 2006 and 2007.

The stock portion of the transaction consists of 1,576,086 shares of AIMS Worldwide restricted common stock (Rule 144 applies). 1,050,000 shares of stock were paid immediately with the balance due within 60 days of closing.  William Strickler is the sole recipient of the consideration paid for the assets.  The Company relied on an exemption from registration pursuant to Section 4.2 of the Securities Act and Regulation D, Rule 506 to effect the transaction.  There were no commissions paid and the value of the transaction was determined by the board of directors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial statements of businesses acquired.

(b)

Pro Forma Financial statements.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AIMS WORLDWIDE, INC.

DATE:  Oct. 6, 2005

By: /s/ Gerald Garcia

Gerald Garcia

President

PRIME TIME CABLE, INC. AND

 CERTAIN INVESTMENTS OF WILLIAM STRICKLER

Financial Statements

December 31, 2004

(with Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

To The Board of Directors of

Prime Time Cable, Inc.:

We have audited the accompanying combined balance sheet of Prime Time Cable Inc. (an “S Corporation”) and certain investments of William Strickler as of December 31, 2004, and the related combined statements of income, stockholder’s equity, and cash flows for the years December 31, 2004 and 2003.  These combined financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Prime Time Cable, Inc. and certain investments of William Strickler as of December 31, 2004, and the results of their operations and their cash flows for the years ended December 31, 2004 and 2003 in conformity with generally accepted accounting principles.

The combined financial statements include certain investments held by William Strickler that were sold to AIMS Worldwide, Inc., as part of the asset purchase agreement dated February 1, 2005.  The investments consist of four limited liability company membership interests.  The Company provides all video and Internet services to the LLC’s and has constructed various head-end facilities for the LLC’s.

/s/ Cordovano and Honeck LLP

Cordovano and Honeck LLP

Denver, Colorado

August 15, 2005

Prime Time Cable, Inc. and Certain Investments of William Strickler

Combined Balance Sheet

December 31, 2004

Assets

Current Assets:

Cash

$12,521

Accounts receivable

50,520

Total current assets

63,041

Equipment, net of accumulated depreciation of $13,414

7,391

Equity investments (Notes 1 and 3)

185,238

Total assets

$255,670

Liabilities and Stockholder’s Equity

Current Liabilities:

Accounts payable

$63,154

Other current liabilities

8,386

Deferred profit (Note 3)

54,468

Total current liabilities

126,008

Stockholder’s Equity:

Common stock, $10 par value, 1,000 shares

   authorized, 100 shares issued and outstanding

1,000

Additional paid-in capital

241,193

Retained deficit

(112,531)

Total stockholder’s equity

129,662

Total liabilities and stockholder’s equity

$255,670

See accompanying notes to combined financial statements

Prime Time Cable, Inc. and Certain Investments of William Strickler

Combined Statements of Income and Retained Deficit

Years Ended

December 31,

	2004	2003

Revenue	$698,777	$721,799
Cost of sales	359.132	282,113
Gross profit	339,645	439,686
General and administrative expenses	392,656	294,308
Operating (loss) income	(53,011)	145,378
Earnings from equity investments	61,456	12,542
Net income	8,445	157,920
Retained deficit, beginning of period	(105,968)	(239,302)
Dividends to stockholder	(15,008)	(24,586)
Retained deficit, end of the period	$(112,531)	$(105,968

See accompanying notes to combined financial statements

Prime Time Cable, Inc. and Certain Investments of William Strickler

Combined Statements of Cash Flows

Years Ended

December 31,

	2004	2003

Cash Flows From Operating Activities:
Net income	$8,445	$157,920
Adjustments to reconcile net loss to net Cash (used in) provided by operating activities:
Equity in earning of unconsolidated Subsidiaries, net of distributions	(51,456)	(12,542)
Depreciation and amortization	2,791	6,304
	(40,220)	151,682

Changes in current assets and liabilities:
Accounts receivable and other current assets	7,613	(48,887)
Accounts payable and other current liabilities	59,853	(35,488)
Net Cash Provided by Operating Activities	27,246	67,307

Cash Flows From Investing Activities:
Purchase of equipment	(6,315)	(725)
Contribution made to equity investments	____-	(80,000
Net Cash Used in Investing Activities	(6,315)	(80,725)

Cash Flows From Financing Activities:
Capital contributions	-	19,975
Dividends paid	(15.008)	(24,586)
Net Cash Used in Financing Activities	(15,008)	(4,611)

Net increase (decrease) in cash	5,923	(18,029)
Cash, beginning of year	6,598	24,627
Cash, end of year	$12,521	$6,598
Cash Paid During the Year For:
Interest	$ -	$ -

See accompanying notes to combined financial statements

PRIME TIME CABLE, INC.  AND CERTAIN INVESTMENTS OF WILLIAM STRICKLER

Notes to Combined Financial Statements

(1)  Summary of Significant Accounting Policies

Organization and Basis of Presentation

Prime Time Cable, Inc (the Company) was incorporated on May 29, 2002.  The Company provides video and Internet services to more than 3,000 households and resort rooms in premier master planned communities and major resorts in greater Orlando, Florida.  On February 1, 2005, AIMS Worldwide, Inc. (“AWI”) completed a plan to acquire certain assets of the Company.  See footnote 4.

The accompanying combined financial statements include the financial statements of the Company and certain investments in the following limited liability companies held in the name of William Strickler, the sole stockholder of the Company.  The Company provides all video and Internet services to the LLC’s and has constructed various head-end facilities for the LLC’s.  See footnote 3.

Company	Percentage Ownership
Belmere Communications, LLC	0.330000
Emerald Island Communications, LLC	0.500000
Terra Verde Communications, LLC	0.500000

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Company has estimated gross profit of 10% relating to the construction of various head-end facilities billed to the LLC’s.

Cash and Cash Equivalents

The Company considers all highly liquid securities with original maturities of three months or less when acquired to be cash equivalents.  There were $-0- cash equivalents at December 31, 2004.

Property and Equipment

Property and equipment are stated at cost.  Depreciation is calculated using the straight-line method over the estimated useful lives of the related assets, generally ranging from three to five years.  Depreciation expense for the years ended December 31, 2004 and 2003 is $2,791 and $6,304, respectively.

Impairment of Long-Lived Assets

In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, the Company evaluates its long-lived assets (excluding the full cost pool), including related intangibles, of identifiable business activities for impairment when events or changes in circumstances indicate, in management's judgment, that the carrying value of such assets may not be recoverable. The determination of whether impairment has occurred is based on management's estimate of undiscounted future cash flows attributable to the assets as compared to the carrying value of the assets. If impairment has occurred, estimating the fair value for the assets and recording a provision for loss if the carrying value is greater than fair value determine the amount of the impairment recognized. For assets identified to be disposed of in the future, the carrying value of these assets is compared to the estimated fair

PRIME TIME CABLE, INC.  AND CERTAIN INVESTMENTS OF WILLIAM STRICKLER

Notes to Combined Financial Statements

value less the cost to sell to determine if impairment is required. Until the assets are disposed of, an estimate of the fair value is re-determined when related events or circumstances change.  No impairment charges were recognized during the years ended December 31, 2004 and 2003.

Income Taxes

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code effective April 1, 1989.  Therefore, the Company does not pay federal and state corporate income taxes on its taxable income.  Instead, the sole stockholder is liable for individual federal and state income taxes on his respective share of the Company’s taxable income.  Accordingly, no provision for income taxes is included in the accompanying financial statements.

Revenue Recognition

Revenue related to video and Internet services is recognized as the services are provided.  Installation and customer set up fees are recognized upon completion of the services.

Concentration of Credit Risk and Financial Instruments

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily accounts receivable.  Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the Company’s customer base.

At December 31, 2004, management has estimated the fair values of cash, receivables, accounts payable and other current liabilities to be approximately their respective carrying values reported on the financial statements because of their short term maturities.

Allowance for Doubtful Accounts

A provision for doubtful accounts has not been established as management considers all accounts to be collectible as of December 31, 2004.

Investments

Certain investment interest in limited liability companies are accounted for using the equity method of accounting if the investments give the company the ability to exercise significant influence, but not control, over an investee.  Significant influence is generally deemed to exist if the Company has an ownership voting interest in the investee between 20% and 50%, although other factors, such as representation of the investee’s Board of Managers and the impact of commercial arrangements, are considered in determining whether the equity method of accounting is appropriate.  The Company records its investments in equity-method investees on the combined balance sheet as “Equity investments” and its share of the investees’ earnings or losses as “Earnings from equity investments, net” on the combined statements of operations.  Gross profit on the sale of assets to investees by the Company is deferred and realized in proportion to the depreciation recorded by the investee.

(2) Related Party Transactions

On May 2003, the sole stockholder of the Company contributed $19,975 in cash to the Company for working capital.

(3) Equity Investments

Summarized balance sheet information of the Company’s unconsolidated subsidiaries is as follows:

PRIME TIME CABLE, INC.  AND CERTAIN INVESTMENTS OF WILLIAM STRICKLER

Notes to Combined Financial Statements

December 31, 2004
Current assets	$97,192
Noncurrent assets	326,167
Current liabilities	(39,173)
Net assets	$384,186

The difference between the amount at which the investment is carried and the amount of underlying interest in net assets of the LLC’s is approximately $58,000.  No initial contributions were made to two LLC’s.

Summarized statement of operations information of the Company’s unconsolidated subsidiaries, calculated for each investee for the years during which the Company had investments in such investees, is as follows:

	December 31,
	2004	2003
Net sales	$426,545	$206,620
Gross profit	390,771	197,278
Net income	112,542	7,264
Less: Distributions	(10,000)	-
Net income, net of distributions	$102,542	$7,264

During the years ended December 31, 2004 and 2003, the Company constructed head-end equipment to facilitate the video and Internet services provided to the LLC’s.  Gross profit of approximately 10% was billed and deferred by the Company.  Profit is recognized over ten years in proportion to the depreciation recorded by the unconsolidated subsidiaries.  At December 31, 2004, deferred gross profit on sales to unconsolidated subsidiaries totaled $54,468.

(4)  Subsequent Events

On February 1, 2005, AIMS Worldwide, Inc. (“AWI”) completed its plan to acquire certain assets of the Company.   The transaction included the purchase of field-deployed cable TV service equipment consisting of cable wire, head-end facilities and routing; equipment inventory; customer lists that include cable program subscription fees; contractual backlogs to design, construct and manage cable systems for at least 1,100 additional subscribers by the end of 2005; various intellectual property; office equipment; fleet vehicles; vendor agreements; operating leases; employment arrangements with staff; and membership interest in three limited liability companies.

The consideration for the assets purchased consisted of $400,000 in cash and 1,576,086 restricted shares of AWI common stock. The cash portion is payable $150,000 at closing, an additional $50,000 payable in four installments by August 31, 2005 in consideration of a non-compete agreement with the seller, and $100,000 plus 5% interest on each of the anniversary dates of closing in 2006 and 2007.

1,050,000 restricted shares of AWI common stock were paid immediately and the balance of 526,086 shares was due within 60 days of closing.  The president of the Company is the sole recipient of the consideration paid for the assets.

AIMS WORLDWIDE, INC.

INTRODUCTION TO PRO FORMA CONDENSED, COMBINED FINANCIAL STATEMENTSNS

(Unaudited)

The following unaudited pro forma condensed balance sheets and unaudited pro forma condensed statements of operations give effect to the acquisition by AIMS Worldwide, Inc (“AIMS”) of certain investments of William Strickler and certain assets of Prime Time Cable, Inc. (collectively “Prime Time”) as of December 31, 2004, and for the year ended December 31, 2004.

The unaudited pro forma condensed balance sheets are presented as if the acquisition occurred at December 31, 2004.  The unaudited pro forma condensed statements of operations are presented as if the acquisition occurred at the beginning of the year presented.

The unaudited pro forma condensed financial statements should be read in conjunction with the notes to unaudited pro forma condensed financial statements and the separate audited financial statements and notes thereto of each of the companies as previously filed or as included as an attachment to this filing.

The unaudited pro forma condensed financial statements may not be indicative of the financial position or the results of operations that actually would have occurred if the acquisition had been effective on the dates indicated or which may be obtained in the future.

AIMS Worldwide, Inc

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

ASSETS
					Unaudited
					Pro Forma
	Historical December 31, 2004			Pro Forma	December 31,
	AIMS	Prime Time		Adjustments	2004

CURRENT ASSETS
Cash	$ 923,518	$ 12,521	(a)	$ (125,000)	$ 798,518
			(b)	(12,521)
Accounts Receivable	-	50,520	(b)	(50,520)	-
Prepaid expense	1,839	-		-	1,839
Other current assets	5,816	-		-	5,816

TOTAL CURRENT ASSETS	931,173	63,041		(188,041)	806,173

PROPERTY AND EQUIPMENT, NET	4,370	7,391	(a)	243,109	254,870

OTHER ASSETS:
Equity investments	-	185,238	(a)	494,214	679,452
Goodwill	-	-	(a)	656,548	656,548
Advance to merger candidate	25,000	-	(a)	(25,000)	-

TOTAL ASSETS	$ 960,543	$ 255,670		$ 1,180,830	$ 2,397,043

AIMS Worldwide, Inc

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET (continued)
					Unaudited
					Pro Forma
	Historical December 31, 2004			Pro Forma	December 31,
	AIMS	Prime Time		Adjustments	2004

LIABILITIES

CURRENT LIABILITIES
Accounts payable and accrued
expenses	$ 1,482,102	$ 71,540	(b)	$ (71,540)	$ 1,482,102
Accrued interest	1,081,559	-		-	1,081,559
Notes payable	2,200,462	-	(a)	250,000	2,450,462
Other current liabilities	117,031	54,468	(b)	(54,468)	117,031

TOTAL CURRENT LIABILITIES	4,881,154	126,008		123,992	5,131,154

NON-CURRENT LIABILITIES
Deferred income taxes	-	-	(a)	216,000	216,000

TOTAL LIABILITIES	4,881,154	126,008		339,992	5,347,154

STOCKHOLDERS' EQUITY (DEFICIT)

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock	22,077	1,000	(a)	576	23,653
Additional paid-in-capital	-	241,193	(a)	664,764	968,924
			(b)	62,967
Accumulated Earnings	(3,942,688)	(112,531)	(a)	112,531	(3,942,688)

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(3,920,611)	129,662		840,838	(2,950,111)

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$ 960,543	$ 255,670		$ 1,180,830	$ 2,397,043

AIMS Worldwide, Inc.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

	Historical			Pro Forma	Unaudited
	AIMS	Prime Time		Adjustments	Pro Forma

REVENUE	$ 652,434	$ 698,777		$ -	$ 1,351,211

EXPENSES
Cost of Sales	-	359,132		-	359,132
General and administrative	3,639,203	392,656	(c).	30,388	4,062,247

TOTAL EXPENSES	3,639,203	751,788		30,388	4,421,379

OPERATING INCOME (LOSS)	(2,986,769)	(53,011)		(30,388)	(3,070,168)

Earnings from equity investments	-	61,456		-	61,456
Interest Expense	(129,978)	-	(c).	(12,900)	(142,878)

Income (loss) before income taxes	(3,116,747)	8,445		(43,288)	(3,151,590)

Provision for income taxes	-	-		-	-

Net Income (Loss)	$ (3,116,747)	$ 8,445		$ (43,288)	$ (3,151,590)

Net loss per common share	$ (0.20)				$ (0.18)

Weighted Average Shares Outstanding	15,725,275				17,301,361

AIMS WORLDWIDE, INC.

NOTES TO PRO FORMA CONDENSED, COMBINED FINANCIAL STATEMENTS

(Unaudited)

Acquisition

Effective February 1, 2005, Prime Time sold certain assets and investments to a subsidiary of AIMS for 1,576,086 shares of the common stock of AIMS, $150,000 in cash paid through closing and notes payable over up to two years totaling $250,000.  This acquisition has been treated as a purchase of the business of Prime Time by AIMS and assets and liabilities acquired have been recorded at their fair value.  Costs of the transaction have been charged to the period.

Assumptions

(a).  Adjustment to record the fair value of assets and liabilities acquired and payment terms for those net assets, including cash paid and applied at closing, notes payable to seller, par value of AIMS shares issued and additional paid in capital.

(b).  Adjustment to eliminate the assets and liabilities of Prime Time that were not acquired or assumed by AIMS.

(c).  Adjustment to record additional depreciation and interest expense as a result of the increased cost basis for property and equipment acquired and additional notes payable to the seller.